Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles Giancarlo, certify pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Pure Storage, Inc. for the quarterly period ended May 8, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and result of operations Pure Storage, Inc.

Date: June 15, 2022	By:	/s/ CHARLES GIANCARLO
Charles Giancarlo
Chief Executive Officer (Principal Executive Officer)

I, Kevan Krysler, certify pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Pure Storage, Inc. for the quarterly period ended May 8, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and result of operations Pure Storage, Inc.

Date: June 15, 2022	By:	/s/ KEVAN KRYSLER
Kevan Krysler
Chief Financial Officer (Principal Financial Officer)

This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Pure Storage, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.